EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Azur Holdings, Inc. (the “Company”) on Form 10-QSB for the quarter ended July 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald H. Goree, Chairman of the Board, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 19, 2006	By:	/s/ Donald H. Goree
Donald H. Goree
Chief Executive Officer, Chairman of the Board